UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 15, 2012

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	000-22537-01	23-2215075
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Philadelphia and Reading Avenues, Boyertown, PA 19512
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (800) 822-3321

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

Scott V. Fainor, President and CEO, and Michael J. Hughes, Chief Financial Officer, of National Penn Bancshares, Inc., participated in the Sandler & O'Neill & Partners, L.P. East Coast Financial Services Conference and addressed an audience of bankers and financial executives on November 15, 2012 at 7:10 a.m. (ET), as previously announced by National Penn in its press release dated November 8, 2012, furnished in this report, pursuant to this Item 7.01, as Exhibit 99.1. The slide presentation is furnished in this report, pursuant to this Item 7.01, as Exhibit 99.2, and is incorporated herein by reference. Without limiting the generality of the foregoing, the text of the slide entitled “Safe Harbor Regarding Forward Looking Statements” is incorporated by reference into this Item 7.01. No part of this report shall be deemed incorporated by reference into any registration statement filed under the Securities Act of 1933.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1	Press release of National Penn Bancshares, Inc., dated November 8, 2012.
99.2	Slide presentation for National Penn Bancshares, Inc. on November 15, 2012 at 7:10 a.m. (ET) (furnished pursuant to Item 7.01 hereof).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

Date:	November 15, 2012	By:	/s/ Scott V. Fainor
			Name:	Scott V. Fainor
			Title:	President and CEO

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	Press release of National Penn Bancshares, Inc., dated November 8, 2012.	Furnished herewith.

99.2	Slide presentation for National Penn Bancshares, Inc. on November 15, 2012 at 7:10 a.m. (furnished pursuant to Item 7.01 hereof).	Furnished herewith.

4